CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Loss	$ (127,004)	$ (76,128)	$ (134,594)
Other Comprehensive Income, Net of Taxes:
Reclassification of Losses Related to Hedge Transactions Included in Net Income	0	0	5,773
Comprehensive Loss	$ (127,004)	$ (76,128)	$ (128,821)